                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
                SIX-MONTH DIVIDEND HISTORY       6
                          TOP FIVE SECTORS       7
          NET ASSET VALUE AND MARKET PRICE       7
           Q&A WITH YOUR PORTFOLIO MANAGER       8
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      19
             NOTES TO FINANCIAL STATEMENTS      24
    TRUST OFFICERS AND IMPORTANT ADDRESSES      28

Long-term investment strategies can
help you
cope with
uncertain markets.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 18, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your trust's performance into perspective, this report examines how your trust's portfolio manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a
                    variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY WAS STRONGER THAN EXPECTED IN THE FIRST QUARTER OF 2001, WITH FIRST-QUARTER GROSS DOMESTIC PRODUCT GROWING AT A PRELIMINARY 2 PERCENT PACE--DOUBLE THE RATE ANALYSTS WERE EXPECTING, BUT SLOWER THAN THAT EXPERIENCED IN RECENT YEARS. THIS GROWTH PROVIDED EVIDENCE THAT THE FEDERAL RESERVE'S (THE
FED) EFFORTS TO WARD OFF A RECESSION MIGHT BE TAKING HOLD. THE NEWS OF EXPANSION, COMING AS IT DID ON THE HEELS OF A HOST OF NEGATIVE CORPORATE EARNINGS REPORTS, COMPLICATED THE ECONOMIC LANDSCAPE AND CAUSED SOME TO WONDER IF FEARS OF A DOWNTURN WERE OVERSTATED.

CONSUMER SPENDING AND EMPLOYMENT
A STEADY STREAM OF LAYOFFS TOOK THEIR TOLL ON U.S. EMPLOYMENT. THE JOBLESS RATE ROSE 0.2 PERCENT IN APRIL TO AN ANNUALIZED 4.5 PERCENT. WHILE EXTREMELY LOW BY HISTORICAL STANDARDS, THIS WAS THE HIGHEST LEVEL OF UNEMPLOYMENT RECORDED IN MORE THAN TWO YEARS.

ALSO, AFTER A ONE-MONTH REVERSAL, APRIL CONSUMER CONFIDENCE SUNK TO ITS FEBRUARY LEVEL, THE LOWEST RECORDED SINCE 1996. MOUNTING LAYOFFS, RISING ENERGY COSTS AND A WEAKENING STOCK MARKET HELPED FUEL THE PESSIMISM. DESPITE THESE NEGATIVE FACTORS, CONSUMERS CONTINUED TO OPEN THEIR WALLETS, INCREASING THEIR SPENDING BY
3.1 PERCENT DURING THE YEAR'S FIRST QUARTER.

INTEREST RATES AND INFLATION
THE FED CUT INTEREST RATES FOUR TIMES THROUGH APRIL 30, CITING WEAK BUSINESS INVESTMENT AND THE NEGATIVE IMPACT OF A DECLINING STOCK MARKET ON CONSUMER SPENDING. TWO OF THE RATE REDUCTIONS WERE ESPECIALLY SURPRISING BECAUSE THEY CAME BETWEEN REGULARLY SCHEDULED FED POLICY MEETINGS. THIS DEPARTURE FROM CONVENTION SUGGESTS THE SERIOUSNESS WITH WHICH THE NATION'S CENTRAL BANK CONSIDERS THREATS TO FURTHER ECONOMIC GROWTH. ANALYSTS EXPECTED ANOTHER RATE CUT AT THE FED'S MAY MEETING. (NOTE: ON MAY 15, THE FEDERAL RESERVE CUT INTEREST RATES FOR THE FIFTH TIME IN AS MANY MONTHS--LOWERING RATES BY 0.50 PERCENT DURING ITS REGULARLY SCHEDULED MEETING.)

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE JUST 0.3 PERCENT IN APRIL 2001 AND 3.3 PERCENT FOR THE PREVIOUS 12 MONTHS. SOME ANALYSTS WERE PLEASED WITH THESE NUMBERS, BUT THEY ALSO NOTED THAT INCREASED SUMMER DEMAND FOR ELECTRICITY AND GASOLINE COULD RESULT IN HIGHER INFLATION LATER IN THE YEAR.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           2.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 1999--April 30, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2001)

-----------------------------
NYSE Ticker Symbol - VIG
-----------------------------

                                                   MARKET(1)    NAV(2)
---------------------------------------------------------------------------
Six-month total return                               6.59%        4.28%
---------------------------------------------------------------------------
One-year total return                                8.75%       10.35%
---------------------------------------------------------------------------
Five-year average annual total return                1.28%        5.10%
---------------------------------------------------------------------------
Ten-year average annual total return                 3.54%        5.79%
---------------------------------------------------------------------------
Life-of-Trust average annual total return            4.47%        5.38%
---------------------------------------------------------------------------
Commencement date                                              11/30/89
---------------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                          5.89%
---------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common stock price(4)                                     9.20%
---------------------------------------------------------------------------
Preferred share rate(5)                                           3.80%
---------------------------------------------------------------------------
Net asset value                                                   $9.57
---------------------------------------------------------------------------
Closing common stock price                                        $8.36
---------------------------------------------------------------------------
Six-month high common stock price (01/12/01)                      $8.99
---------------------------------------------------------------------------
Six-month low common stock price (11/27/00)                       $7.71
---------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax rate.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2001
- AAA/Aaa............  60.9%   [PIE CHART]
- AA/Aa..............  15.6%
- A/A................   5.1%
- BBB/Baa............  11.2%
- BB/Ba..............   1.5%
- Non-Rated..........   5.7%
As of October 31, 2000
- AAA/Aaa............  60.3%   [PIE CHART]
- AA/Aa..............  14.4%
- A/A................   3.0%
- BBB/Baa............  15.5%
- BB/Ba..............   1.6%
- Non-Rated..........   5.2%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2001, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/00                                                                            0.044
12/00                                                                            0.044
1/01                                                                             0.044
2/01                                                                             0.041
3/01                                                                             0.041
4/01                                                                             0.041

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS*

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       APRIL 30, 2001                    OCTOBER 31, 2000
                                                                       --------------                    ----------------
Single-Family Housing                                                      16.20                              17.40
General Purpose                                                            14.40                               7.00
Water & Sewer                                                              13.20                              12.60
Public Education                                                           10.60                              12.30
Retail Electric/Gas/Telephone                                              10.10                               7.10

*Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--April 1991 through April 2001)

[LINE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
4/91                                                                      11.1900                            11.7500
                                                                          11.2300                            11.6250
                                                                          11.5400                            12.0000
                                                                          11.6100                            12.2500
                                                                          11.4500                            12.5000
                                                                          11.4800                            12.5000
                                                                          11.4700                            13.0000
12/92                                                                     11.4300                            12.3750
                                                                          11.7600                            13.3750
                                                                          11.9000                            13.3750
                                                                          12.1500                            14.0000
12/93                                                                     12.2000                            12.7500
                                                                          10.9500                            11.6250
                                                                          10.8100                            12.3750
                                                                          10.7500                            12.0000
12/94                                                                     10.3300                            10.5000
                                                                          10.9500                            11.2500
                                                                          10.7000                            10.5000
                                                                          10.7100                            10.7500
12/95                                                                     11.0600                            10.5000
                                                                          10.5200                            11.0000
                                                                          10.3400                            10.8750
                                                                          10.4100                            10.8750
12/96                                                                     10.4800                            10.6250
                                                                          10.2800                            10.3750
                                                                          10.4800                            10.5620
                                                                          10.6500                            10.9370
12/97                                                                     10.6700                            10.8750
                                                                          10.6500                            10.5625
                                                                          10.6500                            10.8750
                                                                          10.7600                            11.2500
12/98                                                                     10.5500                            11.0625
                                                                          10.4400                            11.0000
                                                                           9.9800                            10.3750
                                                                           9.6300                             9.0625
12/99                                                                      9.2300                             8.1250
                                                                           9.3400                             8.1250
                                                                           9.1900                             8.1875
                                                                           9.3600                             8.1900
12/00                                                                      9.8100                             8.2000
                                                                           9.8800                             8.6200
4/01                                                                       9.5700                             8.3600

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN INVESTMENT
GRADE MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT
SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED APRIL 30, 2001. THOMAS M. BYRON, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 2000 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1981. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The markets seesawed between
extremes during the past six months, a very volatile time for investors across the board. At the start of the reporting period, investors were still concerned about the possibility that rising inflation would force the Federal Reserve Board (the "Fed") to boost short-term interest rates and slow the economy. Since then the economy has reversed course, and the opposite scenario has some investors concerned.

    The nation's economy showed signs of a significant slowdown during the fourth quarter of last year, causing some investors to worry that decreased business activity would hurt corporate earnings, drag down production, and potentially lead to a recession. Warning signs included a decline in industrial production, down from 6.7 percent in June to 4.7 percent in November 2000. By December 2000, manufacturers were operating well below maximum output levels as capacity utilization fell to just 79 percent. The fourth-quarter gross domestic product (GDP) grew by only 1.0 percent, the lowest increase in more than four years and the second consecutive quarter in which the growth rate had declined.

    By late in the fourth quarter, many investors thought interest-rate cuts by the Fed were imminent, triggering a broad rally in the municipal bond market. These expectations were met in the first week of January, as the Fed took the unusual step of cutting the target federal funds rate prior to its regularly-scheduled Open Market Committee meeting. This rate cut--which amounted to half a percentage point--extended the rally well into the first month of the year.

    Further easing continued in late January and in March, as the economy remained weak and the stock market stumbled. By the end of the reporting period, the Fed had lowered short-term interest rates by two full percentage points, with the last cut coming on April 18, 2001--another surprise cut that spurred a strong market rally.

Taken together, these repeated cuts helped create a more favorable environment for fixed-income investments.

    Still, the markets remain wary of what lies ahead--and recent developments suggest an uncertain outlook. April brought a mixed bag of company announcements and economic indicators. Layoffs continued and corporate earnings remained under pressure from slowing economic activity, but we did hear news from a few companies, such as IBM, that were optimistic about meeting their goals for 2001. The federal government reported a modest rebound in industrial production for March, but its index of leading indicators fell 0.2 percent in February and 0.3 percent in March. Durable-goods orders were up by 3 percent in March, though most of the increase was attributable to a jump in demand for ships, cars, military tanks, and other transportation equipment. Excluding the transportation sector, durable-goods orders fell by 1.8 percent in March.

    Responding to the stronger performance of bonds in 2000, and the persistent downtrend in stocks, investors began to move money into municipal bonds. Roughly $58 billion of new municipal bonds were issued in the first quarter of 2001, up 7 percent from the fourth quarter of 2000 and up 44 percent from the first quarter of 2000, when issuance was constrained by high interest rates.

    Due to the trend toward lower market interest rates in general, the trust's dividend was reduced during the period. Still, the portfolio continues to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.041 per share translates to a distribution rate of 5.89 percent based on the trust's closing market price on April 30, 2001. Based on these figures, investors would have to have earned a distribution rate of 9.20 percent on a taxable investment (for an investor in the 36 percent federal income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2001, the trust produced a total return of 6.59 percent based on market price. This reflects an increase in market price from $8.08 per share on October 31, 2000, to $8.36 per share on April 30, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Municipal Bond Index produced a total return of
4.39 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID YOU REACT TO
    THESE CONDITIONS IN MANAGING THE TRUST?

A   One of our primary objectives
was to minimize the impact of a few troubled credits held by the trust.

For example, we liquidated our position in a municipal issue backing an incinerator project in Illinois, as well as a BBB rated New Hampshire hospital issue that we thought would lose value over time. We also restructured another distressed credit, an Arkansas real estate development, writing off a portion of the issue and restructuring the remainder over a six-year period.

    In general, the overall credit quality of the portfolio increased over the course of the reporting period, due in part to these changes and in part to added investment in high-grade bonds, as well as the increased valuation of our existing high-grade holdings.

    When the market rallied, high-grade securities were generally the strongest performers, reflecting the uncertainty investors faced in light of the weakening economy and the stock market's poor performance. The demand for high-quality fixed-income investments translated into higher prices within this market segment and strong performance for this portion of the trust's portfolio.

    In fine-tuning the portfolio, we sold a number of zero-coupon bonds and replaced them with current-coupon securities. A zero-coupon bond is one that pays no current income, but is sold at a discount to its face value. By selling these holdings, we were able to improve the earning power of the trust. Also, because zero-coupon bonds tend to be quite sensitive to interest-rate changes, we believe this move helped to improve the trust's price stability.

    We also reduced our exposure in the industrial revenue sector. This sector accounted for some of our weaker credits, so we decided that the trust's holdings within this sector were becoming concentrated in too few names. These sales and subsequent reinvestment of the proceeds helped enhance the diversification of the portfolio.

    We actively managed our holdings in the lower-rated and non-rated segments of the market, selling our positions in securities that fell short of our performance expectations or no longer met our criteria for an attractive investment; others had already reached what we believed to be fair market value. We replaced these securities with either higher-grade issues or similarly rated issues that offered improved potential returns over time, particularly as yield spreads--the difference in yield between high-grade and lower-rated bonds--widened over the fourth quarter of 2000 and into January 2001.

Q   HOW DID THESE STRATEGIES
    AFFECT THE COMPOSITION OF THE TRUST'S PORTFOLIO?

A   By the close of the reporting
period, the portfolio's allocation of securities rated A or better was 81.6 percent of total long-term investments. This includes the trust's increased allocation in AAA rated securities (the highest rating category), which climbed to 60.9 percent as of April 30, 2001, up from 60.3 percent at the start of the period. The trust's allocation of BBB rated bonds stood at 11.2 percent, down by
4.3 percent.

Nonrated holdings accounted for 5.7 percent.

    Throughout this time, the trust remained diversified over a broad range of market sectors. Single-family housing bonds remained the largest holding within the trust, with 16.2 percent of long-term investments in this sector as of April 30, 2001, a decline of 1.2 percent over the period. General-purpose bonds became the trust's second largest holding, representing 14.4 percent, up from 7.0 percent as of October 31, 2000.

    In general, the portfolio's composition reflects investment decisions that were based on the relative value of the securities available in the marketplace, given the conditions we encountered. It was our goal to maintain adequate diversification and an attractive mix of current income and future potential.

Q   WHAT DO YOU SEE AHEAD
    FOR THE ECONOMY AND THE MUNICIPAL MARKET?

A   The actions of the Federal Reserve
Board signal that it is keeping close tabs on the health of the economy--and that it may be willing to take steps to help stave off a potential recession. We believe the fixed-income markets may be expecting further rate cuts by the Fed, but these expectations may already be fully reflected in current price levels.

    While rate cuts by the Fed may have the greatest impact on shorter-term securities, the long end of the market may need to see evidence of deepening economic weakness in order to rally significantly. If the economy levels off, we may see the market stabilize and trade in a narrow range over the near term.

    Despite the turbulence and uncertainty of recent months, we expect potential flows into municipal funds to remain strong as investors refocus on allocating their assets into a prudent mix of stocks and bonds. We believe sustained demand may help drive performance and the portfolio should be positioned to benefit from the market's supply-and-demand dynamics.

    A persistent low-yield rate environment could attract investors to higher-yielding investments, paving the way for stronger performance in these market segments. With a portion of its assets still in higher-yielding municipal securities, the trust could benefit from such conditions. In the meantime, mere stability in yield spreads may allow this component of the portfolio to outperform similar securities of higher credit quality.

    Overall, we will maintain the trust's current emphasis on quality, while looking for opportunities to enhance its yield and add relative value to the portfolio.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD: The annual rate of return on an investment, expressed as a percentage.

ZERO-COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no coupon interest. It may be redeemed for full face value at maturity.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                       MARKET
(000)                    DESCRIPTION                  COUPON    MATURITY      VALUE
         MUNICIPAL BONDS  98.5%
         ALABAMA  1.5%
$1,140   Alabama Wtr Pollutn Ctl Auth Ser B (AMBAC
         Insd).......................................  4.750%   08/15/18   $ 1,050,670
                                                                           -----------

         ALASKA  1.5%
1,000    Matanuska-Susitna Boro, AK Ctfs Partn Pub
         Safety Bldg Lease (FSA Insd)................  5.750    03/01/16     1,043,170
                                                                           -----------

         ARIZONA  2.7%
1,000    Maricopa Cnty, AZ Uni Sch Dist No 69
         Paradise Vly (FSA Insd).....................  4.000    07/01/16       861,350
1,000    Phoenix, AZ Civic Impt Corp Wastewtr Sys Rev
         Jr Lien (FGIC Insd).........................  6.250    07/01/17     1,103,140
                                                                           -----------
                                                                             1,964,490
                                                                           -----------
         ARKANSAS  1.2%
  895    Dogwood Addition PRD Muni Ppty Owners
         Multi-Purp Impt Dist No 8 Maumelle AK Impt
         Ser 2001 Rfdg (a)...........................  7.500    03/01/06       892,762
                                                                           -----------

         CALIFORNIA  4.5%
4,490    Contra Costa, CA Home Mtg Fin Auth Home Mtg
         Rev (MBIA Insd).............................   *       09/01/17     1,834,479
  650    Foothill/Eastern Corridor Agy CA Toll Rd Rev
         Cap Apprec Sr Lien Ser A....................   *       01/01/28       145,008
  225    Foothill/Eastern Corridor Agy CA Toll Rd Rev
         Conv Cap Apprec Sr Lien Ser A (Prerefunded @
         01/01/10) (b)............................... 0/7.150   01/01/13       214,416
  500    Fresno, CA Uni Sch Dist Ser A Rfdg (MBIA
         Insd).......................................  6.100    08/01/12       569,090
1,000    San Joaquin Hills, CA Transn Corridor Agy
         Toll Rd Rev Cap Apprec Ser A Rfdg MBIA
         Insd).......................................   *       01/15/27       231,400
1,000    San Joaquin Hills, CA Transn Corridor Agy
         Toll Rd Rev Cap Apprec Ser A Rfdg (MBIA
         Insd).......................................   *       01/15/28       218,020
                                                                           -----------
                                                                             3,212,413
                                                                           -----------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)                    DESCRIPTION                  COUPON    MATURITY      VALUE
         COLORADO  4.2%
$ 145    Jefferson Cnty, CO Residential Mtg Rev...... 11.500%   09/01/03   $   170,159
  160    Jefferson Cnty, CO Residential Mtg Rev...... 11.500    09/01/04       197,925
  180    Jefferson Cnty, CO Residential Mtg Rev...... 11.500    09/01/05       233,183
  205    Jefferson Cnty, CO Residential Mtg Rev...... 11.500    09/01/06       276,131
  235    Jefferson Cnty, CO Residential Mtg Rev...... 11.500    09/01/07       327,691
  265    Jefferson Cnty, CO Residential Mtg Rev...... 11.500    09/01/08       380,479
  300    Jefferson Cnty, CO Residential Mtg Rev...... 11.500    09/01/09       442,845
  340    Jefferson Cnty, CO Residential Mtg Rev...... 11.500    09/01/10       514,189
  220    Jefferson Cnty, CO Residential Mtg Rev...... 11.500    09/01/11       341,200
  100    Jefferson Cnty, CO Residential Mtg Rev......  9.000    09/01/12       137,071
                                                                           -----------
                                                                             3,020,873
                                                                           -----------
         FLORIDA  4.0%
1,000    Escambia Cnty, FL Hlth Facs Auth Rev FL
         Hlthcare Fac (AMBAC Insd)...................  5.950    07/01/20     1,063,230
2,768    Sun N Lake of Sebring, FL Impt Dist Spl
         Assmt Ser A (a) (c)......................... 10.000    12/15/11       736,000
1,000    West Palm Beach, FL.........................  5.250    03/01/14     1,025,420
                                                                           -----------
                                                                             2,824,650
                                                                           -----------
         ILLINOIS  16.1%
  300    Bedford Park, IL Tax Increment 71st & Cicero
         Proj Rfdg...................................  7.000    01/01/06       308,712
2,055    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
         United Airls Inc Ser B......................  8.950    05/01/18     2,055,000
  400    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
         United Airls Inc Ser B Rfdg.................  6.100    11/01/35       399,644
1,000    Chicago, IL Proj Ser A Rfdg (MBIA Insd).....  5.000    01/01/31       925,130
1,250    Chicago, IL Proj Ser C Rfdg (FGIC Insd).....  5.500    01/01/40     1,233,125
  735    Chicago, IL Single Family Mtg Rev Ser B
         (GNMA Collateralized).......................  7.625    09/01/27       839,759
  510    Cook Cnty, IL Sch Dist No 107...............  7.150    12/01/08       593,635
  575    Cook Cnty, IL Sch Dist No 107...............  7.200    12/01/09       676,947
  625    Cook Cnty, IL Sch Dist No 107...............  7.000    12/01/10       734,094
  500    Hodgkins, IL Tax Increment Ser A Rfdg.......  7.625    12/01/13       530,440
1,865    Illinois Hsg Dev Auth Residential Mtg Rev
         Ser B.......................................  7.250    08/01/17     1,906,366
  500    Illinois Hsg Dev Auth Rev Homeowner Mtg
         G2..........................................  6.050    08/01/29       515,410
  250    Lake Cnty, IL Cmnty Unit....................  7.600    02/01/14       313,017
1,000    McHenry & Kane Cntys, IL Cmnty (FGIC
         Insd).......................................   *       01/01/16       445,910

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)                    DESCRIPTION                  COUPON    MATURITY      VALUE
         ILLINOIS (CONTINUED)
$ 180    Robbins, IL Res Recovery Rev Restructuring
         Proj Ser A (c)..............................  8.375%   10/15/16   $    17,070
   70    Robbins, IL Res Recovery Rev Restructuring
         Proj Ser B (c)..............................  8.375    10/15/16         6,680
                                                                           -----------
                                                                            11,500,939
                                                                           -----------
         INDIANA  2.7%
1,000    Marion Cnty, IN Conv & Rectnl Fac Auth
         Excise Tax Rev Ser A (MBIA Insd)............  5.000    06/01/27       932,820
1,000    MSD Warren Twp IN Vision 2005 First Mtg.....  5.500    07/15/20     1,007,770
                                                                           -----------
                                                                             1,940,590
                                                                           -----------
         KANSAS  0.6%
  400    Overland Park, KS Dev Corp Rev First Tier
         Overland Park Ser A.........................  7.375    01/01/32       415,228
                                                                           -----------

         KENTUCKY  2.5%
2,000    Louisville & Jefferson Cnty, KY Met Swr Dist
         Swr & Drain Sys Ser A (FGIC Insd)...........  4.750    05/15/28     1,791,140
                                                                           -----------

         MASSACHUSETTS  4.6%
1,500    Massachusetts St Fed Hwy Grant Antic Nts Ser
         A...........................................  5.750    06/15/14     1,599,780
  395    Massachusetts St Hsg Fin Agy Multi-Family
         Residential Dev Ser A (FNMA
         Collateralized).............................  8.150    02/01/29       403,635
  390    Massachusetts St Port Auth Rev Ser B (FSA
         Insd).......................................  5.500    07/01/15       397,418
1,000    Massachusetts St Tpk Auth Metro Hwy Sys Rev
         Sub Ser A (AMBAC Insd)......................  5.000    01/01/39       905,440
                                                                           -----------
                                                                             3,306,273
                                                                           -----------
         MISSOURI  0.6%
  400    Fenton, MO Tax Increment Rev Impt Gravious
         Bluffs Rfdg.................................  7.000    10/01/21       405,144
                                                                           -----------

         MONTANA  2.9%
2,000    Forsyth, MT Pollutn Ctl Rev Puget Sound Pwr
         & Lt Ser B Rfdg (AMBAC Insd)................  7.250    08/01/21     2,054,540
                                                                           -----------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)                    DESCRIPTION                  COUPON    MATURITY      VALUE

         NEVADA  5.6%
$1,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
         Ser A (FGIC Insd) (d).......................  6.700%   06/01/22   $ 1,045,290
 2,785   Nevada Hsg Div Single Family Mtg Mezz Ser
         D2..........................................  6.300    04/01/21     2,921,159
                                                                           -----------
                                                                             3,966,449
                                                                           -----------
         NEW HAMPSHIRE  1.5%
   525   New Hampshire Hlth & Edl Fac Auth Rev
         Derryfield Sch..............................  6.750    07/01/20       528,412
   500   New Hampshire St Indl Dev Auth Rev Pollutn
         Ctl Pub Svcs Co of NH Proj Ser C............  7.650    05/01/21       510,685
                                                                           -----------
                                                                             1,039,097
                                                                           -----------
         NEW JERSEY  2.4%
 1,500   New Jersey Econ Dev Wtr Facs Rev NJ American
         Wtr Co Inc Ser B (FGIC Insd)................  5.375    05/01/32     1,491,705
   200   New Jersey Hlthcare Fac Fin Auth Rev........  7.500    07/01/06       205,820
                                                                           -----------
                                                                             1,697,525
                                                                           -----------
         NEW YORK  8.0%
 1,000   Nassau Cnty, NY Interim Fin Auth Sales Tax
         Secured Ser A...............................  5.750    11/15/13     1,070,040
 1,000   New York City Muni Wtr Fin Auth Wtr & Swr
         Sys Rev (AMBAC Insd)........................  6.750    06/15/06     1,014,180
 1,000   New York City Ser H.........................  5.750    03/15/13     1,075,740
 1,000   New York City Ser H (MBIA Insd).............  5.125    08/01/25       968,890
 1,000   New York St Twy Auth Svc Contract Rev Loc
         Hwy & Bldg (AMBAC Insd).....................  5.500    04/01/11     1,075,540
   500   Yonkers, NY Indl Dev Agy Civic Fac Rev Cmnty
         Dev Pptys Yonkers Inc Ser A.................  6.625    02/01/26       500,465
                                                                           -----------
                                                                             5,704,855
                                                                           -----------
         NORTH CAROLINA  1.1%
   780   Raleigh Durham, NC Arpt Auth Arpt Rev Ser A
         (FGIC Insd).................................  5.250    11/01/15       796,676
                                                                           -----------

         OHIO  0.0%
   500   Ohio St Solid Waste Rev Rep Engineered
         Steels Proj (c) (e).........................  8.250    10/01/14        25,000
                                                                           -----------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)                    DESCRIPTION                  COUPON    MATURITY      VALUE

         PENNSYLVANIA  1.9%
$1,000   Beaver Cnty, PA Indl Dev Auth Pollutn Ctl
         Rev Collateral Toledo Edison Co Proj Rfdg...  7.625%   05/01/20   $ 1,063,850
   315   Crawford Cnty, PA Hosp Auth Sr Living Facs
         Rev Wesburg Utd Methodist Cmnty.............  5.875    08/15/10       302,687
                                                                           -----------
                                                                             1,366,537
                                                                           -----------
         SOUTH CAROLINA  1.8%
 1,235   Rock Hill, SC Util Sys Rev Ser C Rfdg (FSA
         Insd).......................................  5.250    01/01/15     1,256,934
                                                                           -----------

         TENNESSEE  1.3%
   400   Elizabethton, TN Hlth & Edl Facs Brd Rev
         Rfdg & Impt Hosp First Mtg Ser B............  8.000    07/01/33       421,144
   400   Elizabethton, TN Hlth & Edl Facs Brd Rev
         Rfdg & Impt Hosp Ser B (MBIA Insd)..........  7.750    07/01/29       486,740
                                                                           -----------
                                                                               907,884
                                                                           -----------
         TEXAS  14.2%
 1,000   Alliance Arpt Auth Inc TX Spl Fac Rev
         America Airls Inc...........................  7.000    12/01/11     1,097,610
 1,000   Austin, TX Wtr & Wstwtr Sys Rev Ser B Rfdg
         (FSA Insd) (f)..............................  5.250    05/15/31       961,300
 1,670   Dallas-Fort Worth, TX Intl Arpt Fac Impt
         Corp Rev American Airls Inc.................  6.375    05/01/35     1,667,695
 1,500   Fort Worth, TX Wtr & Swr Rev Impt Rfdg......  5.750    02/15/16     1,569,615
 1,000   Houston, TX Arpt Sys Rev Subordinated Lien
         Ser A (FSA Insd)............................  5.625    07/01/30     1,003,460
   400   Metropolitan Hlth Facs Dev Corp TX Wilson N
         Jones Mem Hosp Proj.........................  7.250    01/01/31       397,048
   369   Pecos Cnty, TX Ctfs Partn...................  6.000    01/12/08       373,129
 2,480   Texas St Pub Ppty Fin Corp Rev Mental Hlth &
         Retardation Rfdg (FSA Insd).................  5.500    09/01/13     2,530,716
   500   West Side Calhoun Cnty, TX Nav Dist Sld Wst
         Disp Union Carbide Chem & Plastics..........  8.200    03/15/21       514,110
                                                                           -----------
                                                                            10,114,683
                                                                           -----------
         UTAH  1.4%
 1,000   Alpine, UT Sch Dist (AMBAC Insd)............  5.250    03/15/02     1,018,690
                                                                           -----------

         VIRGINIA  3.0%
 2,000   Richmond, VA (FSA Insd).....................  5.500    01/15/11     2,153,320
                                                                           -----------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)                    DESCRIPTION                  COUPON    MATURITY      VALUE

         WASHINGTON  5.3%
$1,000   Energy Northwest WA Elec Rev Proj No 3 Ser A
         Rfdg (FSA Insd).............................  5.500%   07/01/17   $ 1,017,880
 1,660   Pierce Cnty, WA (AMBAC Insd)................  5.750    08/01/16     1,745,540
 1,000   Port Seattle, WA Rev Ser B (MBIA Insd)......  5.625    02/01/24     1,009,240
                                                                           -----------
                                                                             3,772,660
                                                                           -----------
         GUAM  1.4%
 1,000   Guam Pwr Auth Rev Ser A (AMBAC Insd)........  5.250    10/01/34       986,150
                                                                           -----------
TOTAL LONG-TERM INVESTMENTS  98.5%
  (Cost $70,024,006)....................................................    70,229,342
SHORT-TERM INVESTMENTS  1.4%
  (Cost $1,000,000).....................................................     1,000,000
                                                                           -----------
TOTAL INVESTMENTS  99.9%
  (Cost $71,024,006)....................................................    71,229,342
OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%.............................        63,347
                                                                           -----------
NET ASSETS  100.0%......................................................   $71,292,689
                                                                           ===========

 * Zero coupon bond

(a) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined rate.

(c) Non-Income producing security.

(d) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(e) This borrower has filed for protection in federal bankruptcy court.

(f) Securities purchased on a when-issued or delayed delivery basis.

AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.
                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $71,024,006)........................  $71,229,342
Cash........................................................       21,799
Receivables:
  Interest..................................................    1,222,697
  Investments Sold..........................................       66,070
Other.......................................................        1,216
                                                              -----------
    Total Assets............................................   72,541,124
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      969,623
  Investment Advisory Fee...................................       37,120
  Income Distributions--Preferred Shares....................       33,836
  Affiliates................................................        4,823
Trustees' Deferred Compensation and Retirement Plans........      124,643
Accrued Expenses............................................       78,390
                                                              -----------
    Total Liabilities.......................................    1,248,435
                                                              -----------
NET ASSETS..................................................  $71,292,689
                                                              ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 250 issued with liquidation preference of $100,000 per share)................................................  $25,000,000
                                                              -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,839,000 shares issued and
  outstanding)..............................................       48,390
Paid in Surplus.............................................   52,700,019
Net Unrealized Appreciation.................................      205,336
Accumulated Distributions in Excess of Net Investment
  Income....................................................   (1,358,435)
Accumulated Net Realized Loss...............................   (5,302,621)
                                                              -----------
  Net Assets Applicable to Common Shares....................   46,292,689
                                                              -----------
NET ASSETS..................................................  $71,292,689
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($46,292,689 divided by
  4,839,000 shares outstanding).............................  $      9.57
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................    $ 1,993,617
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        214,604
Preferred Share Maintenance.................................         37,110
Trustees' Fees and Related Expenses.........................         13,994
Legal.......................................................          8,107
Custody.....................................................          3,393
Other.......................................................         81,004
                                                                -----------
    Total Expenses..........................................        358,212
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 1,635,405
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................    $(1,273,838)
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     (1,849,697)
  End of the Period.........................................        205,336
                                                                -----------
Net Unrealized Appreciation During the Period...............      2,055,033
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $   781,195
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 2,416,600
                                                                ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2001 and the Year Ended October 31, 2000 (Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                    APRIL 30, 2001     OCTOBER 31, 2000
                                                   ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................   $ 1,635,405         $ 3,690,645
Net Realized Loss.................................    (1,273,838)           (196,219)
Net Unrealized Appreciation During the Period.....     2,055,033             638,688
                                                     -----------         -----------
Change in Net Assets from Operations..............     2,416,600           4,133,114
                                                     -----------         -----------

Distributions from and in Excess of Net Investment
  Income:
  Common Shares...................................    (1,233,707)         (2,897,939)
  Preferred Shares................................      (506,574)         (1,041,493)
                                                     -----------         -----------
Total Distributions...............................    (1,740,281)         (3,939,432)
                                                     -----------         -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................       676,319             193,682
NET ASSETS:
Beginning of the Period...........................    70,616,370          70,422,688
                                                     -----------         -----------
End of the Period (Including accumulated
  distributions in excess of net investment income
  of $1,358,435 and $1,253,559, respectively).....   $71,292,689         $70,616,370
                                                     ===========         ===========

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                             SIX MONTHS
                                               ENDED
                                             APRIL 30,     -----------------------------
                                                2001        2000      1999        1998
                                             -------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....   $9.43       $ 9.39    $ 10.66    $  10.66
                                               -----       ------    -------    --------
  Net Investment Income.....................     .34          .76        .83         .86
  Net Realized and Unrealized Gain/Loss.....     .16          .09      (1.26)        .01
                                               -----       ------    -------    --------
Total from Investment Operations............     .50          .85       (.43)        .87
                                               -----       ------    -------    --------
Less Distributions from and in Excess of Net
  Investment Income:
  Paid to Common Shareholders...............     .26          .60        .67         .68
  Common Share Equivalent of Distributions
    Paid to Preferred Shareholders..........     .10          .21        .17         .19
                                               -----       ------    -------    --------
Total Distributions.........................     .36          .81        .84         .87
                                               -----       ------    -------    --------
NET ASSET VALUE, END OF THE PERIOD..........   $9.57       $ 9.43    $  9.39    $  10.66
                                               =====       ======    =======    ========

Market Price Per Share at End of the
  Period....................................   $8.36       $ 8.08    $8.8125    $11.0625
Total Investment Return at Market Price
  (a).......................................   6.59%*      -1.60%    -15.09%       7.63%
Total Return at Net Asset Value (b).........   4.28%*       7.13%     -5.98%       6.61%
Net Assets at End of the Period (In
  millions).................................   $71.3       $ 70.6    $  70.4    $   76.6
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**.............   1.53%        1.52%      1.69%       1.47%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common Shares
  (c).......................................   4.83%        5.92%      6.41%       6.40%
Portfolio Turnover..........................     20%*         41%        46%         33%
 * Non-Annualized
** Ratio of Expenses to Average Net Assets
   Including Preferred Shares...............   1.00%         .98%      1.12%        .99%

(a) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(b) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(c) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.


YEAR ENDED OCTOBER 31
----------------------------------------------------------------------
       1997      1996     1995      1994      1993      1992     1991
----------------------------------------------------------------------
     $  10.47   $10.75   $ 10.50   $ 12.09   $ 11.15   $11.50   $10.83
     --------   ------   -------   -------   -------   ------   ------
          .96      .88       .88       .96      1.09     1.09     1.15
          .12     (.19)      .40     (1.48)      .91     (.35)     .65
     --------   ------   -------   -------   -------   ------   ------
         1.08      .69      1.28      (.52)     2.00      .74     1.80
     --------   ------   -------   -------   -------   ------   ------
          .71      .78       .83       .93       .93      .92      .89
          .18      .19       .20       .14       .13      .17      .24
     --------   ------   -------   -------   -------   ------   ------
          .89      .97      1.03      1.07      1.06     1.09     1.13
     --------   ------   -------   -------   -------   ------   ------
     $  10.66   $10.47   $ 10.75   $ 10.50   $ 12.09   $11.15   $11.50
     ========   ======   =======   =======   =======   ======   ======

     $10.9375   $11.00   $10.625   $11.125   $13.875   $11.75   $12.25
        6.13%   11.02%     2.88%   -13.59%    26.46%    3.10%   25.65%
        8.91%    4.83%    10.59%    -5.77%    17.40%    5.04%   14.87%
     $   76.6   $ 75.7   $  77.0   $  75.8   $  83.5   $ 79.0   $ 80.7
        1.47%    1.51%     1.52%     1.47%     1.35%    1.52%    1.53%
        7.38%    6.55%     6.31%     7.20%     8.14%    8.01%    8.12%
          25%      39%       50%       30%        7%      21%      52%
                 1.01%     1.02%     1.01%      .94%    1.05%    1.05%
         .99%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Investment Grade Municipal Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will normally invest at least 80% of its total assets in tax-exempt municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on November 30, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of April 30, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $18,710.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2000, the Trust had an accumulated capital loss carryforward for tax purposes of $3,936,669 which will expire between October 31, 2002 and October 31, 2008. Net realized gains or losses differ for financial and tax reporting purposes primarily as a result of the capitalization of reorganization and restructuring costs for tax purposes.

    At April 30, 2001, for federal income tax purposes, the cost of long- and short-term investments is $71,116,120; the aggregate gross unrealized appreciation is $3,123,591 and the aggregate gross unrealized depreciation is $3,010,369, resulting in net unrealized appreciation on long- and short-term investments of $113,222.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of interest income under generally accepted accounting principals and federal income tax purposes, for those securities which the Trust has placed on non-accrual status, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the daily average net assets of the Trust.

    For the six months ended April 30, 2001, the Trust recognized expenses of approximately $800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2001, the Trust recognized expenses of approximately $14,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the statement of operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $16,303,668 and $13,868,811, respectively.

4. PREFERRED SHARES

The Trust has outstanding 250 Remarketed Preferred Shares ("RP"). Dividends are cumulative and the dividend rate is currently reset every 28 days through a remarketing process. The rate in effect on April 30, 2001 was 3.80%. During the six months ended April 30, 2001, the rates ranged from 3.45% to 5.00%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred shares. These fees are included as a component of Preferred Share Maintenance expense.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

    The RP are redeemable at the option of the Trust in whole or in part at the liquidation value of $100,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the RP are subject to mandatory redemption if the tests are not met.

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President
   and Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

    Copyright (C) 2001 Van Kampen Funds Inc. All rights reserved.